Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                    Exhibit 10.65

                    STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement') is dated and entered into as of May 5,1999 (the "Effective Date"), by and between CV Therapeutics, Inc., a Delaware corporation ("Company"), and Quintiles Transnational Corp., a North Carolina corporation ("Purchaser").

     Whereas, Company and Innovex Inc., a wholly-owned subsidiary of Purchaser ("Innovex"), are parties to a Sales and Marketing Services Agreement (as amended, modified or supplemented from time to time, the "Services Agreement") dated as of the same date hereof; and

     Whereas, in connection with the Services Agreement, Purchaser desires to acquire and Company is willing to issue and sell to Purchaser shares of common stock, $.001 par value, of Company (the "Common Stock"), subject to the terms and conditions specified herein;

     Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree as follows:

                            ARTICLE I

                           Definitions

     1.01 Definitions. For purposes of this Agreement, in addition to the terms defined elsewhere herein, the following terms shall have the meanings set forth below:

     "Affiliate" shall have the meaning given such term  in  Rule
12b-2 of the Exchange Act.

     "Business Day" shall mean any day other than a Saturday, Sunday or legal holiday on which banks in New York, New York are open for the conduct of their banking business.

     "Closing"  shall have the meaning specified in Section  2.02 herein.

     "Exchange  Act"  shall mean the Securities Exchange  Act  of
1934, as amended.

     "IPO   Documents"  shall  mean  Company's  (a)  Registration
Statement  No.  333-12675  declared  effective  by  the  SEC   on
November 19, 1996, and (b) Prospectus dated November 19, 1996.

     "knowledge" of Company shall mean the knowledge of one or more of the executive officers of Company.

     "Loan Agreement" shall mean the Loan Agreement dated as of the date hereof between Company and Purchaser, as amended, modified or supplemented from time to time.

     "Loan Documents" shall have the meaning given such term in the Loan Agreement.

     "Per Share Fair Market Price" of the Common Stock on any date shall mean (a) if the Common Stock is then traded on a securities exchange or the Nasdaq National Market, the average of the closing prices of the Common Stock on such exchange or market over the ten (10) Trading Days ending on such date; (b) if the Common Stock is then regularly traded over-the-counter, the average of the sale prices or secondarily the closing bid of the Common Stock over the ten (10) Trading Days ending on such date; or (c) if there is no active public market for the Common Stock, the fair market value thereof shall be determined as of such date by a nationally recognized investment banking firm chosen in good faith by Company's board of directors.

     "Qualified  Transferee" shall have the meaning specified  in
Section 7.03(b) herein.

     "Registrable Securities" shall mean (i) the Shares, (ii) shares of Common Stock held by Purchaser and acquired pursuant to the Loan Agreement, and (iii) any Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities; provided however, that "Registrable Securities" shall not include
(a) any securities sold by a person either pursuant to a registration statement or Rule 144 or (b) any securities referred to in the preceding clauses (i), (ii) and (iii) which may be sold under Rule 144 during any ninety (90) day period.

     "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements for counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses.

     "Rule 144" shall mean Rule 144 as promulgated by the SEC under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "SEC" shall mean the Securities and Exchange Commission.

     "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel except as otherwise agreed by the parties.

     "Shares"  shall have the meaning specified in  Section  2.01 herein.

     "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a Business Day.

                           ARTICLE II

                 Purchase and Sale of the Shares

     2.01 Issuance of the Shares. Subject to the terms and conditions of this Agreement, at the Closing (as defined below) Company agrees to issue and sell to Purchaser, and Purchaser agrees to purchase from Company, at an aggregate purchase price of Five Million Dollars ($5,000,000), such number of shares (rounded to the nearest whole share) of Common Stock (the "Shares") equal to 5,000,000 divided by the Per Share Fair Market Price as of the date which is one Business Day prior to the Effective Date.

     2.02 Closing: Delivery of the Shares.

          (a) The purchase and sale of the Shares shall take place at a closing (the "Closing") to be held at the offices of Smith,
Anderson,  Blount,  Dorsett, Mitchell &  Jernigan,  L.L.P.,  2500
First  Union  Capitol  Center, Raleigh, NC 27601  at  10:00  A.M.
(Eastern Time) on the Effective Date, or at such other location, time and date as may be mutually agreed upon by the parties. The
Closing shall take place contemporaneously with the execution and delivery of this Agreement by Company and Purchaser.

          (b) At the Closing, subject to the terms and conditions contained in this Agreement, Purchaser shall provide a wire transfer of immediately available funds to an account of Company specified to Purchaser, in an amount equal to Five Million
Dollars ($5,000,000), in payment of the full purchase price for the Shares.

          (c) Within five (5) business days after Closing, Company shall deliver one or more stock certificates evidencing the Shares, registered in the name of Purchaser and dated as of the date of the Closing.
                           ARTICLE III

                      Conditions to Closing

     3.01 Conditions to Purchaser's Obligations. The obligation of Purchaser to purchase and pay for the Shares at the Closing is subject to each of the following additional conditions precedent:

          (a) Opinion of Counsel. Purchaser shall have received at the Closing an opinion from Cooley Godward LLP, counsel to Company,
regarding   this  Agreement  and  the  transactions  contemplated
hereby;

          (b) Board Resolutions. Purchaser shall have received at the Closing copies of the resolutions of the Board of Directors of Company authorizing the execution and delivery of this Agreement and the performance by Company of all transactions contemplated hereby, certified by an appropriate officer of Company;

          (c) Officer's Certificate. Purchaser shall have received at the Closing, a certificate, executed by the appropriate officer of Company and dated as of the date of the Closing, together with and certifying (A) the names of the officers of Company authorized to sign this Agreement together with the true signatures of such officers; (B) a copy of the certificate of incorporation of Company, as amended and in effect as of the date of the Closing; (C) a copy of the bylaws of Company, as amended and in effect as of the date of the Closing; and (D) that the representations and warranties contained in Article IV hereof are true and correct as of the date of the Closing; and

          (d) Services Agreement. Purchaser shall have received at the Closing the Services Agreement, duly executed by an authorized officer of Company and dated as of the date of the Closing.

     3.02 Conditions to Company's Obligations.  The obligation of
Company to issue and sell the Shares at the Closing is subject to the following additional conditions precedent:

          (a) Board Resolutions. Company shall have received at the Closing copies of the resolutions of the Board of Directors of
Purchaser  authorizing  the  execution  and  delivery   of   this
Agreement and the performance by Purchaser of all transactions contemplated hereby, certified by an appropriate officer of Purchaser;

          (b) Services Agreement. Company shall have received at the Closing the Services Agreement, duly executed by an authorized officer of Purchaser and dated as of the date of the Closing; and

          (c) Purchase Price. Purchaser shall have delivered Five Million Dollars ($5,000,000) in immediately available funds to Company's specified account in accordance with Section 2.02(b) herein.

                           ARTICLE IV

            Representations and Warranties of Company

Company represents and warrants to Purchaser as follows:

     4.01 Corporate Status. Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own and use its properties and assets and to transact the business in which it is currently engaged.

     4.02 Corporate Power and Authority. The execution and delivery by Company of this Agreement, the performance of the terms and obligations herein, and the issuance, sale and delivery of the Shares are each within Company's corporate powers, and each has been duly authorized by all necessary corporate action on the part of Company. This Agreement, when executed and delivered hereunder, will constitute the valid and legally binding obligation of Company enforceable against Company in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and (ii) the effect of general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     4.03 Government Approvals. No authorization, consent, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Company of this Agreement or the issuance and sale of the Shares to Purchaser except for:
the filing by Company with the SEC or any state securities authorities of any notices or filings required in connection with the exemptions from the registration or qualification requirements of the Securities Act and/or applicable state securities law.

     4.04 Capitalization. As of March 31, 1999, the authorized capital stock of Company consists of: (i) 30,000,000 shares of Common Stock, $.001 par value, of which 11,246,047 shares are issued and outstanding and of which 59,479 shares are treasury shares, and (ii) 5,000,000 shares of Preferred Stock, $.001 par value, of which 300,000 are designated Series A Junior Participating Preferred, none of which are issued and outstanding. As of March 31, 1999, an aggregate of 1,721,936 shares of Company's Common Stock were reserved for future issuance pursuant to stock options granted by Company and outstanding on March 31, 1999 and an additional 333,139 shares of Company's Common Stock were reserved and available for the grant of future stock options under all of Company's stock option or equity incentive plans. As of the day prior to Closing, the Shares represent 8.49% of the outstanding Common Stock of the Company. The Shares, when issued against payment of the aggregate purchase price set forth in Section 2.01, will be duly authorized, validly issued, fully paid, non-assessable and free and clear of all liens and encumbrances. As of the date hereof, except for the options described in the preceding sentence or except as described on the Schedule of Exceptions attached hereto, there are no options, warrants, convertible securities or other rights to purchase shares of capital stock or other securities of Company which are authorized, issued or outstanding, nor is Company obligated in any other manner to issue shares of its capital stock or other securities, and Company has no obligation to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof, except as contemplated by this Agreement, the Services Agreement, Loan Agreement or Loan Documents. Except as described in the IPO Documents, the SEC Documents or the Schedule of Exceptions, and except as otherwise contemplated by this Agreement the Services Agreement, Loan Agreement or Loan Documents, (i) no person is entitled to any preemptive right, catch-up right, right of first refusal or similar right with respect to the issuance of any capital stock of Company, (ii) there are no restrictions on the transfer of shares of capital stock of Company other than those imposed by relevant federal and state securities laws and (iii) there exists no agreement between Company's stockholders and to which Company is a party with respect to the voting or transfer of Company's capital stock or with respect to any other aspect of Company's affairs.

     4.05 Registration Rights. As of the Closing, no person has demand or other rights to cause Company to file any registration statement under the Securities Act relating to any securities of Company or any right to participate in any such registration statement, except as set forth on the Schedule of Exceptions attached hereto.

     4.06 No Violation. Neither the execution or delivery by Company of this Agreement, nor the performance of the terms and obligations herein, will (i) violate Company's charter or bylaws,
(ii) constitute a breach or default under any agreement or instrument to which Company is a party or by which Company is bound, which breach or default would have a material adverse effect on Company, its assets or properties, or (iii) violate any applicable law, rule or regulation, which violation would have a material adverse effect on Company, or (iv) violate any order, writ, injunction, decree or judgment of any court or governmental authority applicable to or binding upon Company, which violation would have a material adverse effect on Company.

     4.07 Financial Statements: Budget and Projections.

          (a) All financial statements contained in the SEC Documents (as defined in Section 4.09) filed by Company with the SEC, have been
prepared   in  accordance  with  generally,  accepted  accounting
principles  ("GAAP") consistently applied throughout the  periods indicated except as may be expressly stated in the notes  thereto and,  as to the unaudited financial statements, subject to normal recurring  year-end audit adjustments and the  absence  of  notes
thereto.   Each  balance  sheet  fairly  presents  the  financial
condition of Company and its subsidiaries as at the date of such balance sheet, and each statement of operations, of stockholders' equity and of cash flows, fairly presents the results of operations, the stockholders' equity and the cash flows of Company and its subsidiaries for the periods then ended, all in accordance with GAAP.

          (b) Since the date of Company's most recent filing of financial statements with the SEC, there has been no material adverse change in the business, property, assets, operations or financial condition of Company and its subsidiaries.

          (c) Company has furnished Purchaser with a summary of Company's [*] and [*] for its fiscal year ending December 31, 1999. Such
[*] and [*], taken as a whole, are reasonable.

     4.08 Litigation. There is no pending, or to Company's knowledge overtly threatened, action, suit, proceeding, arbitration, or
investigation    before    any   court,   governmental    agency,
instrumentality or arbitrator, which, if determined adversely to Company, could reasonably be expected to materially adversely affect the business, property, assets, operations or financial condition of Company and its subsidiaries or which purports to
affect   the  legality,  validity  or  enforceability   of   this
Agreement.

     4.09 SEC Filings. Company has filed with the SEC on a timely basis, or received a valid extension of such time of filing, all forms, reports and documents required to be filed by it under the Exchange Act since November 19, 1996 (such documents collectively referred to as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.10 Compliance with Statutes, etc. Each of Company and its subsidiaries is in compliance with all applicable laws, rules, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, in respect of the conduct of its business and the ownership of its property except, where such failure to be in compliance would not have a material adverse effect on Company.

     4.11 Securities Laws. Assuming the accuracy of the representations and warranties of Purchaser contained in Article V hereof, the issuance of the Shares is exempt from the provisions of the Securities Act. All notices, filings, registrations, or qualifications under state securities or "blue-sky" laws which are required in connection with the offer, issue and delivery of the Shares pursuant to this Agreement, if any, have been or will be completed by Company on a timely basis.

     4.12 Tax Returns and Payments. Each of Company and its subsidiaries has filed all federal, state, local, foreign and other tax returns required to be filed by it and has paid all taxes and other assessments which have become due pursuant to such tax returns and all other taxes and assessments which have become due, except for those contested in good faith and for which adequate reserves have been established. Each of Company and its subsidiaries has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for all prior fiscal years and for the current fiscal year to the date hereof. No governmental authority has asserted a lien or other claim against Company or any of its subsidiaries with respect to unpaid taxes which has not been discharged or resolved, which would have a material adverse effect on Company.

     4.13 Insurance. Company and each of its subsidiaries maintains insurance on all of its properties with financially sound and reputable insurance companies against such risks and in such amounts as are customarily maintained by companies of comparable size engaged in a similar business.

     4.14 No Infringement. To its knowledge, Company owns or possesses rights to use all patents, patent applications, trademarks, service marks, trade names, copyrights, trade secrets, licenses and rights with respect to the foregoing which are required to conduct its business without any known infringement of the rights of others. No event has occurred which, to the knowledge of Company, permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and, to the knowledge of Company, neither

Company nor any of its subsidiaries is liable to any person or entity for infringement under applicable law with respect to such rights. As of the Effective Date, Company is not pursuing any action against any third party for the infringement of Company's patents, patent applications, trademarks, service marks, trade names, copyrights, trade secrets, or licenses relating to its business.
                            ARTICLE V

           Representations and Warranties of Purchaser

Purchaser represents and warrants to Company as follows:

     5.01 Corporate Status. Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of North Carolina, and has all requisite corporate power and authority to own and use its properties and assets and to transact the business in which it is currently engaged.

     5.02 Corporate Power and Authorization. The execution and delivery by Purchaser of this Agreement, the performance of the terms and obligations therein, and the purchase of the Shares are each within Purchaser's corporate powers, and each has been duly authorized by all necessary corporate action on the part of Purchaser. This Agreement, when executed and delivered hereunder, will constitute valid and legally binding obligations of Purchaser enforceable against Purchaser in accordance with their terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and (ii) the effect of general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     5.03 Investment. Purchaser is acquiring the Shares for Purchaser's own account, not as a nominee or agent for investment, and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

     5.04 Shares Not Registered. Purchaser understands that the Shares are not registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of Shares hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that Company's reliance on such exemption is predicated on Purchaser's representations set forth herein.

     5.05 Accredited Investor. Purchaser represents that it is an "accredited investor" within the meaning of Rule 501 of Regulation D adopted pursuant to the Securities Act.

     5.06 Restricted Shares. Purchaser understands that the Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the Securities Act, the Shares must be held indefinitely. Purchaser is aware that the Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met.

     5.07 Legend. To the extent applicable, each certificate or other document evidencing the Shares, whether upon initial issuance or transfer thereof, shall be endorsed with the legends substantially in the form set forth below:

     "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE HOLDER HEREOF DATED _______________, 1999, A COPY OF WHICH IS ON FILE AT THE COMPANY'S PRINCIPAL OFFICES AND IS AVAILABLE UPON REQUEST."

     5.08 Investment Information.

          (a) Purchaser has been furnished with all the information necessary to make an informed investment decision. Purchaser has been given access to such information relating to Company as Purchaser has requested.

          (b) By reason of Purchaser's business or financial experience, Purchaser has the capacity to make the decision referred to in subsection (a) above.
                           ARTICLE VI

                      Covenants of Company

     6.01 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Shares to the public without registration, Company agrees to use its best efforts to:

          (a) make and keep public information regarding Company available (as those terms are understood and defined in Rule 144 under the Securities Act) at all times;

          (b) file with the SEC in a timely manner all reports and other documents required of Company under the Securities Act and the Exchange Act at any time; and

          (c) so long as Purchaser owns any Shares or securities convertible into, exchangeable for or exercisable for Common Stock, furnish to Purchaser forthwith upon written request as to Company's compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of Company.

                           ARTICLE VII

                     Covenants of Purchaser

     7.01 Restriction on Short Sales.  Until the [*] anniversary of
the   expiration  or  termination  of  the  Services   Agreement,
Purchaser shall not engage, and shall ensure that none of its Affiliates engage, (a) in any Short Sales (as defined in Rule 3b-
3 of the Exchange Act) of Common Stock or (b) any hedging transaction in which the other party to such transaction is reasonably likely to engage in a Short Sale as a direct result of such transaction.

     7.02 Restrictions on Purchase of Common Stock. Until the [*] anniversary of the expiration or termination of the Services Agreement, Purchaser shall not purchase, and shall ensure that none of its Affiliates purchases, any Common Stock other than the purchase or acquisition of Shares contemplated by this Agreement or the Loan Agreement.

     7.03 Restriction on Sales of Shares.  (a)    Until the [*]
anniversary of the Closing, during any period of ninety (90) consecutive days, Purchaser shall not sell in excess of [*] Shares in the aggregate (as adjusted for stock splits, stock combinations, stock dividends and similar events).

          (b) The restrictions under Section 7.03(a) shall not be applicable to any transfer of Shares by Purchaser to an Affiliate or to an investment fund or similar transferee of which Purchaser or an Affiliate owns or controls at least five percent (5%) thereof (a "Qualified Transferee"), provided that such Qualified Transferee shall have agreed in writing to be bound by the terms of this Agreement.

     7.04 Termination of Restrictions. Upon the occurrence of an Event of Default under Section 7.01(a) or (d) of the Loan
Agreement, all of the provisions of this Article VII shall terminate and have no further force or effect.

                          ARTICLE VIII


                       Registration Rights

     8.01 Shelf Registration. At any time after the occurrence of an Event of Default under the Loan Agreement, or at any time after the later to occur of three (3) years after the date of this Agreement and four hundred fifty (450) days after the NDA Filing, the holders of Registrable Securities who hold and propose to sell Registrable Securities with an aggregate value of at least $500,000 shall have the right to require Company to file registration statements under the

Securities Act, on Form S-3  or another  appropriate form, covering such shares (each a "Shelf Registration") by delivering written notice thereof to Company;provided, however, Company shall not be obligated to effect such a registration more than once in any rolling twelve-month period or (b) after the occurrence of an Event of Default under the Loan Agreement, more than twice in any rolling twelve-month period.
After  delivery  of such notice, Company shall prepare  and  file with  the  SEC as promptly as practicable after delivery thereof,
and   in  any  event  within  thirty  (30)  days  thereafter,   a
registration statement covering such shares and Company shall use its best efforts to cause such Shelf Registration to be declared effective under the Securities Act within ninety (90) days of the delivery of such notice, and to keep such Shelf Registration continuously effective under the Securities Act until such time as the earlier to occur of (i) the covered securities cease to be Registrable Securities, (ii) ninety (90) days, or (iii) until the holders have completed the distribution described in such Shelf Registration. All Shelf Registrations shall be non-underwritten.
Company shall use its best efforts to be and remain eligible to use Form S-3 under the Securities Act or any successor or comparable form.

     8.02 Piggy-Back Registration

          (a) Company shall notify Purchaser in writing prior to the initial filing of any registration statement under the Securities
Act for purposes of an underwritten public offering of securities
of   Company   (including,  but  not  limited  to,   registration
statements  relating  to  secondary offerings  of  securities  of
Company,  but  excluding  registration  statements  relating   to
employee   benefit   plans   or   with   respect   to   corporate
reorganizations or other transactions under Rule 145 of the Securities Act) and, subject to the conditions of this Section 8.02, Company will afford the holders of Registrable Securities an opportunity to include in such registration statement all or part of the Registrable Securities. If such a holder desires to include in any such registration statement all or any part of the Registrable Securities, it shall, within 20 days after the above-described notice from Company, so notify Company in writing and such notice shall state the intended disposition of the Registrable Securities by such holder and Company shall, subject to  Section  8.02(b), cause to be registered under the Securities
Act all of the Registrable Securities that such holder has requested to be registered. If such holder decides not to include all of the Registrable Securities in any registration
statement   thereafter  filed  by  Company,  such  holder   shall
nevertheless continue to have the right to include any remaining Registrable Securities in any subsequent registration statement or registration statements as may be filed by Company with respect to underwritten offerings of its securities, all upon the terms and conditions set forth herein.

          (b) The right of a holder to be included in a registration pursuant to this Section 8.02 shall be conditioned upon such holder's participation in such underwriting and the inclusion of the Registrable Securities in the underwriting to the extent provided herein. If such holder proposes to distribute the Registrable Securities through such underwriting, it shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, then Company shall so advise the Purchaser and the number of shares that may be included in the underwriting shall be allocated, first, to Company; second, to the selling stockholders on a pro rata basis based on the total number of Registrable Securities held by such stockholders. Company shall not limit the number of Registrable Securities to be included in a registration statement pursuant to this Section 8.02 in order to include stockholders with no pre-existing registration rights.

          (c) Company shall have the right to terminate or withdraw any registration initiated by it under this Section 8.02 prior to the effectiveness of such registration whether or not holders of Registrable Securities have elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by Company in accordance with Section
8.03 hereof.

     8.03 Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration under this Article VIII and the reasonable fees and expenses of one counsel representing all selling holders of Registrable Securities (not to exceed $25,000 in the aggregate) shall be borne by Company. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered, pro rata on the basis of the number of shares so registered.

     8.04 Obligations of Company. Whenever required to effect the registration of the Registrable Securities, Company shall at its expense, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          (b) Furnish to each seller of Registrable Securities such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of securities covered by such prospectus.

          (c) Use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by sellers of Registrable Securities, provided that Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (d) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. If a holder of Registrable Securities participates in such underwriting, such holder shall also enter into and perform its obligations under such an agreement.

          (e) Notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the

Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that such prospectus shall not contain such an untrue statement or omission.

          (f) Furnish, on the date that the Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) a letter dated as of such date, from the independent certified public accountants of Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

     8.05 Termination of Registration Rights. All registration rights granted under this Article VIII shall terminate and be of no further force and effect as to any holder of Registrable Securities upon the earlier to occur of (a) as to any Registrable Security, the sixth anniversary of the date of the initial issuance to Purchaser of such Registrable Security or (b) such time as all Registrable Securities of a holder may be sold under Rule 144 during any ninety (90) day period, unless such holder later becomes an affiliate of Company (as defined under Rule 144) in which case such holder's registration rights under this
Article VIII shall be revived and reinstated until such holder's rights otherwise terminate pursuant to this Section 8.05.

     8.06 Furnishing Information. It shall be a condition precedent to the obligations of Company to take any action pursuant to Sections 8.02 or 8.04 that a seller of Registrable Securities shall furnish to Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as shall be required to effect the registration of its Registrable Securities.

     8.07 Indemnification.  In the event any Registrable Securities are included in a registration statement pursuant to this Article
VIII:
          (a)  To the extent permitted by applicable law, Company will
indemnify   and   hold  harmless  each  holder   of   Registrable
Securities, the officers, directors, employees, agents, partners, and  representatives thereof, any participating  underwriter  (as defined  in  the  Securities Act) and each person,  if  any,  who controls  such  holder or underwriter within the meaning  of  the
Securities Act or the Exchange Act, from and against any  losses, claims, damages, or liabilities (joint or several) to which  they may become subject under the Securities Act, the Exchange Act  or other  federal  or  state law, insofar as  such  losses,  claims, damages or liabilities (or actions in respect thereof) arise  out of  or  are based upon any of the following statements, omissions or  violations (collectively, a "violation") by Company: (i)  any untrue  statement or alleged untrue statement of a material  fact
contained   in   such  registration  statement,   including   any preliminary
prospectus or final prospectus contained  therein  or
any  amendments  or  supplements thereto, (ii)  the  omission  or alleged omission to state therein a material fact required to  be stated  therein, or necessary to make the statements therein  not misleading,  or  (iii)  any violation  or  alleged  violation  by
Company  of  the  Securities Act, the  Exchange  Act,  any  state securities  law or any rule or regulation promulgated  under  the
Securities Act, the Exchange Act or any state securities  law  in
connection   with  the  offering  covered  by  such  registration
statement; and Company will reimburse each such holder,  officer, director,  employee, agent, partner, representative,  underwriter or  controlling person for any legal or other expenses reasonably incurred  by  them in connection with investigating or  defending any  such  loss,  claim, damage, liability or  action;  provided, however,  that the indemnity agreement contained in this  Section
8.07(a) shall not apply to amounts paid in settlement of any such loss,  claim,  damage, liability or action if such settlement  is effected without the consent of Company, which consent shall  not be unreasonably withheld, nor shall Company be liable in any such case for any such loss, claim, damage, liability or action to the extent  that it arises out of or is based upon a violation  which
occurs   in   reliance  upon  and  in  conformity  with   written
information furnished expressly for use in connection with such registration by such holder, officer, director, employee, agent, partner, representative, underwriter or controlling person.

          (b) To the extent permitted by applicable law, each holder of Registrable Securities will, if Registrable Securities held by such holder are included in such registration statement, indemnify and hold harmless Company, each of its directors, officers, employees, agents, and representatives, and each person, if any, who controls Company within the meaning of the Securities Act, any participating underwriter and any other stockholder selling securities under such registration statement or any of such other selling stockholder's directors, officers, employees, agents, partners or representatives, or any person who controls such selling stockholder, against any losses, claims, damages or liabilities (joint or several) to which Company or any such director, officer, employee, agent, partner, representative, controlling person, underwriter or selling stockholder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any violation, in each case to the extent
(and only to the extent) that such violation occurs in reliance upon and in conformity with written information furnished by such holder under an instrument duly executed by such holder and stated to be specifically for use in connection with such registration; and such holder will reimburse any legal or other expenses reasonably incurred by Company or any such director, officer, employee, agent, partner, representative, controlling person, underwriter or selling stockholder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 8.07(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 8.07 exceed the proceeds from the offering received by such holder.

          (c)  Promptly after receipt by an indemnified party under this
Section 8.07 of notice of the commencement of any action
(including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8.07, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 8.07, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8.07.

          (d) If the indemnification provided for in this Section 8.07 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a holder of Registrable
Securities hereunder exceed the proceeds from the offering received by such holder.

     The  obligations of Company and Purchaser under this Section
8.07 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                           ARTICLE IX

                          Miscellaneous

     9.01 Amendments, Etc.  No amendment or waiver of any provision of
this   Agreement,  nor  consent  to  any  departure  by   Company
therefrom, shall in any event be effective unless the same shall be in writing and signed by Purchaser, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     9.02 Notices. All notices and other communications provided for hereunder shall be in writing, shall specifically refer to this Agreement, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be deemed to have been sufficiently given for all purposes if (i) mailed by first class certified or registered-mail, postage prepaid, (ii) sent by express delivery service, (iii) personally delivered, or (iv) made by telecopy or facsimile transmission.

If to Company:      CV Therapeutics, Inc.
                    3172 Porter Drive
                    Palo Alto, CA 94304
                    Attn: Cynthia L. Clark, General Counsel
                    Facsimile: 650-858-0388

with a copy to:     Cooley Godward LLP
                    Five Palo Alto Square
                    3000 El Camino Real
                    Palo Alto, CA 94306-2155
                    Attn: Robert L. Jones
                    Facsimile: 650-857-0663


If to Purchaser:    Quintiles Transnational Corp.
                    4709 Creekstone Drive
                    Suite 200 Riverbirch Bldg.
                    Durham, N.C. 27703
                    Attn: John S. Russell
                    Facsimile: 919-998-2759

with a copy to:     Smith, Anderson, Blount, Dorsett
                    Mitchell & Jernigan, L.L.P.
                    2500 First Union Capitol Center
                    Raleigh, N.C. 27601
                    Attn: Gerald F. Roach
                    Facsimile: 919-821-6800

     9.03 No Waiver: Remedies. No failure on the part of Purchaser to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     9.04 Attorneys' Fees. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expense of appeals.

     9.05 Binding Effect: Assignment. This Agreement shall be binding upon and inure to the benefit of Company and Purchaser and their respective successors and assigns, provided that neither Company nor Purchaser may assign or transfer any or all of its rights or obligations under this Agreement without the prior written consent of the other party; provided, however, that Purchaser may at any time assign or transfer any or all of its rights or obligations under this Agreement to a Qualified Transferee. Notwithstanding any assignment by Purchaser, the provisions of Sections 7.01 and 7.02 shall continue to be binding upon Purchaser in accordance with the terms of this Agreement.

     9.06 Governing Law; Consent to Jurisdiction . This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without reference to the conflicts or choice of law principles thereof. Company and Purchaser hereby irrevocably consent to the exclusive personal jurisdiction of any state or federal courts located in Delaware, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, any rights or obligations hereunder, or the performance of such rights and obligations. Purchaser and Company agree to waive their respective rights to a jury trial with respect to any action, claim, or other proceeding arising out of any dispute in connection with this Agreement, any rights or obligations hereunder, or the performance of such rights and obligations.

     9.07 Severability. To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     9.08 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the provisions hereof and supersedes all prior oral or written agreements and understandings relating to the provisions hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

     9.09 Further Action. Each party shall, without further consideration, take such further action and execute and deliver such further documents as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement.

     9.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument.

     9.11 Survival. The representations, warranties, covenants and agreements made herein by Company and Purchaser shall survive the Closing.

      [THE REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK;
                SIGNATURES ARE ON FOLLOWING PAGE]

          [Signature Page to Stock Purchase Agreement]

     In Witness Whereof, Company and Purchaser have caused this
Stock Purchase Agreement to be executed in their names by their duly authorized officers or representatives effective as of the date first above written.

                              CV Therapeutics, Inc.

                              By:     /s/ L. Lange
                              Name:   Louis G. Lange
                              Title:  Chairman & CEO

                              Quintiles Transnational Corp.

                              By:
                              Name:
                              Title:

          [Signature Page to Stock Purchase Agreement]

     In Witness Whereof, Company and Purchaser have caused this
Stock Purchase Agreement to be executed in their names by their duly authorized officers or representatives effective as of the date first above written.

                              CV Therapeutics, Inc.

                              By:
                              Name:
                              Title:

                              Quintiles Transnational Corp.

                              By:     /s/ James L. Bierman
                              Name:   James L. Bierman
                              Title:  Senior Vice President,
                                      Corporate Development


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.